Exhibit 99.1

Fresh Vine Wine Inc. Regains NYSE American Compliance Following Successful Acquisition

Charlotte, NC and Newport Beach, CA – March 11, 2025 – Fresh Vine Wine, Inc. (NYSE American: VINE) (“Fresh Vine” or the “Company”) is pleased to announce that it has regained compliance with the NYSE American continued listing requirements for stockholders’ equity. This milestone follows the completion of its acquisition of Amaze Software, Inc. (“Amaze”), marking a significant step toward a stronger, more dynamic future for the Company and its stockholders.

After giving effect to the transaction, Fresh Vine reports, at March 6, 2025, preliminary stockholders’ equity of approximately $80 million, a significant increase from prior periods and above the $4 million NYSE American stockholders’ equity compliance threshold.

Key Transactions Driving Fresh Vine’s Compliance:

  Strategic Acquisition of Amaze: The business combination contributed approximately $98 million in goodwill and intangibles, which is expected to enhance Fresh Vine’s position for future growth.
  Additional Paid-in Capital Increase: The transaction resulted in an increase of approximately $78 million in additional paid-in capital, reflecting new capital contributions and adjustments post-merger.
  Elimination of Intra-Company Balances: A $4.473 million note receivable was eliminated as part of the consolidation.
  Fair Value Reassessments: The fair value of warrants and other liabilities were reviewed and adjusted, resulting in an approximately $3.6 million preliminary warrant valuation.
  This achievement not only strengthens the Company’s financial foundation, but also reinforces its commitment to delivering value for both stockholders and customers as it continues its journey of innovation and growth.

Financial Strength and Future Growth Trajectory: With its enhanced capital structure and the strategic integration of Amaze’s digital commerce platform, Fresh Vine is now in a stronger position to scale operations, drive sustainable revenue growth, and deliver long-term value for stockholders. This transaction is more than a compliance milestone—it represents a key step to accelerate the Company’s expansion into digital and e-commerce-driven markets. Primary advantages include:

  Cost savings through operational efficiencies and back-office consolidation.
  Expanded market reach via digital and e-commerce growth powered by Amaze’s technology platform.
  Stronger revenue potential through new distribution channels and product innovation.

“Regaining NYSE compliance marks a turning point for Fresh Vine as we look ahead to the next phase of our growth,” said Michael Pruitt, Chief Executive Officer. “With approximately $80 million in stockholders’ equity and the powerful addition of Amaze’s technology, we are well-positioned to scale, innovate, and create lasting value for both our stockholders and the communities we serve.”

If at any time in the future Fresh Vine falls out of compliance with the stockholders’ equity requirements to meet NYSE American continued listing rules, Fresh Vine would be subject to immediate reevaluation by NYSE American.

About Fresh Vine Wine, Inc.

Fresh Vine is a producer of lower-carb, lower-calorie premium wines in the United States. Fresh Vine Wine positions its core brand lineup as an affordable luxury, retailing between $14.99 - $24.99 per bottle. Fresh Vine Wine’s varietals currently include Cabernet Sauvignon, Chardonnay, Pinot Noir, Rosé, Sauvignon Blanc, Sparkling Rosé, and a limited Reserve Napa Cabernet Sauvignon. All varietals are produced and bottled in Napa, California.

About Amaze Software, Inc.

Amaze Software, Inc. is an end-to-end, creator-powered commerce platform offering tools for seamless product creation, advanced e-commerce solutions, and scalable managed services. By empowering anyone to “sell anything, anywhere,” Amaze enables creators to tell their stories, cultivate deeper audience connections, and generate sustainable income through shoppable, authentic experiences.

Cautionary Note Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of the federal securities laws. Such statements relate to future plans, developments, performance or financial condition. These forward-looking statements are not historical facts, but rather are based on current plans, expectations, and estimates of management of Fresh Vine and Amaze. Forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future of the combined companies and the expected benefits of the acquisition. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” or the negative of these terms or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking.

Forward-looking statements are subject to a number of risks and uncertainties (some of which are beyond our control) that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. The following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) the potential effect of the announcement of the acquisition on Amaze’s or Fresh Vine’s business relationships, performance and business generally, including potential difficulties in employee retention; (ii) the outcome of any legal proceedings related to the merger agreement or the acquisition (iii) the risk that Fresh Vine will be unable to maintain the listing of Fresh Vine’s securities on NYSE American; (iv) the risk that the price of Fresh Vine’s securities may be volatile due to a variety of factors, including changes in the competitive industries in which Fresh Vine or Amaze operates, variations in performance across competitors, changes in laws and regulations affecting Fresh Vine’s or Amaze’s business and changes in the capital structure; (v) the risk that the anticipated benefits of the acquisition or other commercial opportunities may otherwise not be fully realized or may take longer to realize than expected; (vi) the impact of changes in applicable law, rules, regulations, regulatory guidance, or social conditions in the countries in which customers and suppliers operate; (vii) the risk that integration of Amaze and Vine post-closing may not occur as anticipated or the combined company may not be able to achieve the growth prospects and synergies expected from the transaction, as well as the risk of potential delays, challenges and expenses associated with integrating the combined company’s existing businesses; (viii) the risk that Fresh Vine and/or Amaze may not achieve or sustain profitability; (ix) the risk that Fresh Vine and/or Amaze will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; and (x) the risk that Fresh Vine and/or Amaze experiences difficulties in managing its growth and expanding operations. Additional factors that may affect the future results of Fresh Vine are set forth in its filings with the United States Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www.sec.gov. The risks and uncertainties described above and in the SEC filings noted above are not exclusive and further information concerning Fresh Vine and its business, including factors that potentially could materially affect its business, financial conditions or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements. Readers should also carefully review the risk factors described in other documents that Fresh Vine files from time to time with the SEC. The forward-looking statements in this release speak only as of the date of this release. Except as required by law, Fresh Vine assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

For more information, visit https://ir.freshvinewine.com/info/.

For press inquiries, please contact investorrelations@freshvinewine.com.